                     United of Omaha Life Insurance Company

                               UNISEX ENDORSEMENT

This endorsement is attached to and made a part of the policy. It is effective as of the policy's date of issue.

The MISSTATEMENT OF AGE OR SEX provision is hereby deleted and replaced with the following:

Misstatement of Age

We may ask for proof of the annuitant's Age before making any annuity payments. If the Age of the annuitant has been misstated, we may change the Annuity Starting Date and monthly payment amount based on the correct Age.

If a misstatement of Age occurs, any underpayment we have already made will be made up in the next annuity payment due. Any overpayment we have already made will be charged against the next annuity payment due. Either of these corrections will include 6% Interest.


The ANNUITY PAYMENTS TABLES FOR OPTION 4 LIFETIME INCOME are hereby deleted and replaced with the following:

                                  (see reverse)




                                          United of Omaha Life Insurance Company

                                                     /s/ M. Jane Huerter
                                                     Corporate Secretary

                          Fixed Annuity Payments Table
                      for Payment Option 4. Lifetime Income

Monthly payments for each $1,000 of Proceeds are based on the Annuity 2000 Mortality Table projected with improvement using projection scale "G" and Interest at 3%.

-----------------------------------------------------------------------------------------------------------------------
    Age Last                      Life and       Life and      Age Last                     Life and       Life and
  Birthday of                    Guaranteed     Guaranteed    Birthday of                  Guaranteed     Guaranteed
   Annuitant       Life Only       Period         Amount       Annuitant     Life Only       Period         Amount
-----------------------------------------------------------------------------------------------------------------------
       0              2.70          2.70           2.66           48            3.67          3.66           3.60
-----------------------------------------------------------------------------------------------------------------------
       1              2.70          2.70           2.70           49            3.72          3.71           3.64
-----------------------------------------------------------------------------------------------------------------------
       2              2.71          2.71           2.70           50            3.78          3.76           3.69
-----------------------------------------------------------------------------------------------------------------------
       3              2.72          2.72           2.71           51            3.83          3.82           3.74
-----------------------------------------------------------------------------------------------------------------------
       4              2.72          2.72           2.72           52            3.89          3.87           3.79
-----------------------------------------------------------------------------------------------------------------------
       5              2.73          2.73           2.73           53            3.95          3.93           3.84
-----------------------------------------------------------------------------------------------------------------------
       6              2.74          2.74           2.74           54            4.01          3.99           3.90
-----------------------------------------------------------------------------------------------------------------------
       7              2.75          2.75           2.74           55            4.08          4.06           3.95
-----------------------------------------------------------------------------------------------------------------------
       8              2.76          2.76           2.75           56            4.15          4.13           4.01
-----------------------------------------------------------------------------------------------------------------------
       9              2.77          2.77           2.76           57            4.23          4.20           4.08
-----------------------------------------------------------------------------------------------------------------------
      10              2.78          2.78           2.77           58            4.31          4.28           4.14
-----------------------------------------------------------------------------------------------------------------------
      11              2.79          2.79           2.78           59            4.40          4.36           4.21
-----------------------------------------------------------------------------------------------------------------------
      12              2.80          2.80           2.79           60            4.49          4.44           4.28
-----------------------------------------------------------------------------------------------------------------------
      13              2.81          2.81           2.80           61            4.58          4.53           4.36
-----------------------------------------------------------------------------------------------------------------------
      14              2.82          2.82           2.81           62            4.68          4.62           4.44
-----------------------------------------------------------------------------------------------------------------------
      15              2.83          2.83           2.83           63            4.79          4.72           4.52
-----------------------------------------------------------------------------------------------------------------------
      16              2.85          2.85           2.84           64            4.91          4.83           4.61
-----------------------------------------------------------------------------------------------------------------------
      17              2.86          2.86           2.85           65            5.04          4.94           4.70
-----------------------------------------------------------------------------------------------------------------------
      18              2.87          2.87           2.86           66            5.17          5.05           4.80
-----------------------------------------------------------------------------------------------------------------------
      19              2.89          2.88           2.88           67            5.31          5.18           4.90
-----------------------------------------------------------------------------------------------------------------------
      20              2.90          2.90           2.89           68            5.46          5.30           5.01
-----------------------------------------------------------------------------------------------------------------------
      21              2.91          2.91           2.90           69            5.62          5.44           5.12
-----------------------------------------------------------------------------------------------------------------------
      22              2.93          2.93           2.92           70            5.79          5.58           5.25
-----------------------------------------------------------------------------------------------------------------------
      23              2.95          2.94           2.93           71            5.97          5.73           5.37
-----------------------------------------------------------------------------------------------------------------------
      24              2.96          2.96           2.95           72            6.17          5.88           5.51
-----------------------------------------------------------------------------------------------------------------------
      25              2.98          2.98           2.97           73            6.38          6.04           5.64
-----------------------------------------------------------------------------------------------------------------------
      26              3.00          2.99           2.98           74            6.60          6.20           5.79
-----------------------------------------------------------------------------------------------------------------------
      27              3.01          3.01           3.00           75            6.84          6.37           5.95
-----------------------------------------------------------------------------------------------------------------------
      28              3.03          3.03           3.02           76            7.10          6.55           6.12
-----------------------------------------------------------------------------------------------------------------------
      29              3.05          3.05           3.04           77            7.37          6.73           6.28
-----------------------------------------------------------------------------------------------------------------------
      30              3.07          3.07           3.06           78            7.67          6.91           6.47
-----------------------------------------------------------------------------------------------------------------------
      31              3.10          3.09           3.08           79            7.99          7.09           6.66
-----------------------------------------------------------------------------------------------------------------------
      32              3.12          3.12           3.10           80            8.33          7.28           6.86
-----------------------------------------------------------------------------------------------------------------------
      33              3.14          3.14           3.12           81            8.70          7.46           7.08
-----------------------------------------------------------------------------------------------------------------------
      34              3.17          3.16           3.15           82            9.10          7.65           7.30
-----------------------------------------------------------------------------------------------------------------------
      35              3.19          3.19           3.17           83            9.52          7.82           7.53
-----------------------------------------------------------------------------------------------------------------------
      36              3.22          3.22           3.20           84            9.98          8.00           7.79
-----------------------------------------------------------------------------------------------------------------------
      37              3.25          3.25           3.22           85           10.47          8.16           8.04
-----------------------------------------------------------------------------------------------------------------------
      38              3.28          3.28           3.25           86           10.99          8.33           8.31
-----------------------------------------------------------------------------------------------------------------------
      39              3.31          3.31           3.28           87           11.57          8.48           8.59
-----------------------------------------------------------------------------------------------------------------------
      40              3.34          3.34           3.31           88           12.18          8.62           8.89
-----------------------------------------------------------------------------------------------------------------------
      41              3.38          3.37           3.34           89           12.84          8.74           9.22
-----------------------------------------------------------------------------------------------------------------------
      42              3.42          3.41           3.37           90           13.53          8.87           9.54
-----------------------------------------------------------------------------------------------------------------------
      43              3.45          3.45           3.41           91           14.22          8.97           9.87
-----------------------------------------------------------------------------------------------------------------------
      44              3.49          3.49           3.44           92           14.93          9.08          10.23
-----------------------------------------------------------------------------------------------------------------------
      45              3.54          3.53           3.48           93           15.69          9.17          10.60
-----------------------------------------------------------------------------------------------------------------------
      46              3.58          3.57           3.52           94           16.50          9.25          10.98
-----------------------------------------------------------------------------------------------------------------------
      47              3.62          3.61           3.56           95+          17.33          9.32          11.41
-----------------------------------------------------------------------------------------------------------------------

                         Variable Annuity Payments Table
                      for Payment Option 4. Lifetime Income

Monthly payments for each $1,000 of Proceeds are based on the Annuity 2000 Mortality Table projected with improvement using projection scale "G" and Interest at 3%.

------------------------------------------------------------------------------------------------------------------------------
    Age Last                        Life and        Life and       Age Last                       Life and        Life and
  Birthday of       Life Only      Guaranteed      Guaranteed     Birthday of     Life Only      Guaranteed      Guaranteed
   Annuitant                          Period         Amount        Annuitant                       Period          Amount
------------------------------------------------------------------------------------------------------------------------------
        0              3.43           3.43            3.37            48             4.43           4.41            4.35
------------------------------------------------------------------------------------------------------------------------------
        1              3.43           3.43            3.43            49             4.48           4.46            4.39
------------------------------------------------------------------------------------------------------------------------------
        2              3.44           3.44            3.43            50             4.54           4.51            4.44
------------------------------------------------------------------------------------------------------------------------------
        3              3.44           3.44            3.44            51             4.60           4.57            4.49
------------------------------------------------------------------------------------------------------------------------------
        4              3.45           3.45            3.44            52             4.67           4.63            4.55
------------------------------------------------------------------------------------------------------------------------------
        5              3.46           3.46            3.45            53             4.74           4.70            4.61
------------------------------------------------------------------------------------------------------------------------------
        6              3.47           3.46            3.46            54             4.81           4.77            4.67
------------------------------------------------------------------------------------------------------------------------------
        7              3.47           3.47            3.47            55             4.89           4.84            4.74
------------------------------------------------------------------------------------------------------------------------------
        8              3.48           3.48            3.47            56             4.97           4.91            4.80
------------------------------------------------------------------------------------------------------------------------------
        9              3.49           3.49            3.48            57             5.05           5.00            4.88
------------------------------------------------------------------------------------------------------------------------------
       10              3.50           3.50            3.49            58             5.15           5.08            4.95
------------------------------------------------------------------------------------------------------------------------------
       11              3.51           3.51            3.50            59             5.24           5.17            5.03
------------------------------------------------------------------------------------------------------------------------------
       12              3.52           3.52            3.51            60             5.35           5.26            5.12
------------------------------------------------------------------------------------------------------------------------------
       13              3.53           3.53            3.52            61             5.46           5.37            5.21
------------------------------------------------------------------------------------------------------------------------------
       14              3.54           3.54            3.53            62             5.58           5.47            5.30
------------------------------------------------------------------------------------------------------------------------------
       15              3.55           3.55            3.54            63             5.71           5.58            5.40
------------------------------------------------------------------------------------------------------------------------------
       16              3.56           3.56            3.55            64             5.84           5.70            5.50
------------------------------------------------------------------------------------------------------------------------------
       17              3.57           3.57            3.56            65             5.99           5.82            5.62
------------------------------------------------------------------------------------------------------------------------------
       18              3.58           3.58            3.57            66             6.14           5.95            5.73
------------------------------------------------------------------------------------------------------------------------------
       19              3.60           3.60            3.59            67             6.31           6.08            5.85
------------------------------------------------------------------------------------------------------------------------------
       20              3.61           3.61            3.60            68             6.49           6.22            5.99
------------------------------------------------------------------------------------------------------------------------------
       21              3.63           3.62            3.61            69             6.68           6.37            6.12
------------------------------------------------------------------------------------------------------------------------------
       22              3.64           3.64            3.63            70             6.88           6.53            6.26
------------------------------------------------------------------------------------------------------------------------------
       23              3.65           3.65            3.64            71             7.10           6.68            6.42
------------------------------------------------------------------------------------------------------------------------------
       24              3.67           3.67            3.66            72             7.34           6.85            6.58
------------------------------------------------------------------------------------------------------------------------------
       25              3.69           3.69            3.67            73             7.59           7.02            6.75
------------------------------------------------------------------------------------------------------------------------------
       26              3.71           3.70            3.69            74             7.86           7.20            6.94
------------------------------------------------------------------------------------------------------------------------------
       27              3.73           3.72            3.71            75             8.15           7.37            7.12
------------------------------------------------------------------------------------------------------------------------------
       28              3.74           3.74            3.73            76             8.47           7.56            7.33
------------------------------------------------------------------------------------------------------------------------------
       29              3.76           3.76            3.75            77             8.81           7.74            7.54
------------------------------------------------------------------------------------------------------------------------------
       30              3.78           3.78            3.77            78             9.18           7.92            7.77
------------------------------------------------------------------------------------------------------------------------------
       31              3.81           3.80            3.79            79             9.57           8.11            8.01
------------------------------------------------------------------------------------------------------------------------------
       32              3.83           3.83            3.81            80             9.99           8.28            8.27
------------------------------------------------------------------------------------------------------------------------------
       33              3.86           3.85            3.83            81            10.46           8.46            8.53
------------------------------------------------------------------------------------------------------------------------------
       34              3.88           3.88            3.86            82            10.95           8.63            8.81
------------------------------------------------------------------------------------------------------------------------------
       35              3.91           3.90            3.89            83            11.48           8.79            9.11
------------------------------------------------------------------------------------------------------------------------------
       36              3.94           3.93            3.91            84            12.04           8.94            9.42
------------------------------------------------------------------------------------------------------------------------------
       37              3.97           3.96            3.94            85            12.66           9.09            9.75
------------------------------------------------------------------------------------------------------------------------------
       38              4.00           3.99            3.97            86            13.31           9.22           10.09
------------------------------------------------------------------------------------------------------------------------------
       39              4.03           4.03            4.00            87            14.03           9.33           10.46
------------------------------------------------------------------------------------------------------------------------------
       40              4.07           4.06            4.03            88            14.78           9.44           10.82
------------------------------------------------------------------------------------------------------------------------------
       41              4.11           4.10            4.06            89            15.55           9.53           11.20
------------------------------------------------------------------------------------------------------------------------------
       42              4.15           4.14            4.10            90            16.40           9.62           11.62
------------------------------------------------------------------------------------------------------------------------------
       43              4.19           4.18            4.14            91            17.25           9.70           12.05
------------------------------------------------------------------------------------------------------------------------------
       44              4.23           4.22            4.17            92            18.20           9.77           12.49
------------------------------------------------------------------------------------------------------------------------------
       45              4.28           4.26            4.21            93            19.16           9.83           12.96
------------------------------------------------------------------------------------------------------------------------------
       46              4.32           4.31            4.25            94            20.13           9.89           13.45
------------------------------------------------------------------------------------------------------------------------------
       47              4.37           4.36            4.30            95+           21.20           9.92           13.98
------------------------------------------------------------------------------------------------------------------------------